SCHEDULE 14A
                                   (Rule 14a-101)
                              SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934

Filed by the registrant   X

Filed by a party other than the registrant

Check the appropriate box:

 X     Preliminary proxy statement
___   Definitive proxy statement
___   Definitive additional materials
___   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

 X    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
___   $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
___   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

      (1)   Title of each class of securities to which transaction applies:
      _________________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
      _________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      _________________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
      _________________________________________________________________________

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
      _________________________________________________________________________

      (2)   Form, schedule or registration statement no.:
      _________________________________________________________________________

      (3)   Filing party:
      _________________________________________________________________________

      (4)   Date filed:
      _________________________________________________________________________

[Logo]                                    800 Scudders Mill Road
                                          Plainsboro, New Jersey 08536
                                          (609) 282-4600

                                                              January 10, 1996

Dear Shareholder:

      The Annual Meeting of Shareholders is to be held at 1:00 p.m. on Thursday, March 14, 1996, at the offices of Prudential Securities Incorporated, 28th Floor, One Seaport Plaza, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy are enclosed.

      At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class I Directors, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants and a proposal to amend the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7, in order to effect a stock split of such shares. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

      Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

SIR RODEN CUTLER                       LAURENCE S. FREEDMAN
Chairman                               President


SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                       THE FIRST COMMONWEALTH FUND, INC.
                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536

                                  -----------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                March 14, 1996

                                  -----------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, 28th Floor, One Seaport Plaza, New York, New York on March 14, 1996, at 1:00 p.m. for the following purposes:

      (1) To elect four Directors to serve as Class I Directors for a three year term;

      (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

      (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996;

      (4) To amend the Fund's charter documents to decrease the liquidation value of the shares of preferred stock, Series W-7, in order to effect a stock split of such shares; and

      (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

                                    By Order of the Board of Directors,

                                    Roy M. Randall, Secretary

New York, New York
January 10, 1996

       IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT
                       THE FIRST COMMONWEALTH FUND, INC.
                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536

                                  -----------

                        Annual Meeting of Shareholders
                                March 14, 1996

                                  -----------

                                 INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Commonwealth Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, 28th Floor, One Seaport Plaza, New York, New York on March 14, 1996, at 1:00 p.m. The approximate mailing date for this Proxy Statement is January 10, 1996.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted in favor of Proposals 1, 3 and 4 and proxies submitted by holders of the Fund's preferred stock will be voted in favor of Proposals 2, 3 and 4. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Fund, in care of Tritech Services, P.O. Box 44400, New Brunswick, New Jersey 08944-4400).

      The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                             Solicitation of Vote of
                                    Solicitation of Vote of  Preferred Stockholders
                                      Common Stockholders        (Series W-7)
                                      -------------------        ------------
Proposal 1:
Election of Class I Directors                  Yes                    No
Proposal 2:
Election of Preferred Directors                 No                    Yes
Proposal 3:
Selection of Independent Public Accountants    Yes                    Yes
Proposal 4:
Amendment to Charter                           Yes                    Yes


      The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 2, 1996, the Fund had [__________] shares of common stock, par value $0.001 per share, outstanding and 600 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share, outstanding. To the best knowledge of management of the Fund, as of the record date no persons or group beneficially owned more than five percent of the outstanding shares of common or preferred stock of the Fund.

      The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1995 to any Fund shareholder upon request. To request a copy please call or write to the Fund's Administrator, Princeton Administrators, Inc., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536,
Telephone: 1-800-543-6217.

                  PROPOSAL 1:  ELECTION OF CLASS I DIRECTORS

      The Fund's Articles of Incorporation provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. David Lindsay Elsum, Laurence S. Freedman, David Manor and E. Duff Scott, Directors who were elected to serve until the Meeting, have been nominated for a three year term to expire at the Annual Meeting of Shareholders to be held in 1999 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

      It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as Class I Directors for the indicated three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

      The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

              CLASS I (Current Directors and Nominees for a Term Expiring
                       at the Annual Meeting to be held in 1999)

David Lindsay Elsum++         Director, The First Australia   58     1992           -
9 May Grove                   Fund, Inc. (since 1985), The
South Yarra, Victoria 3141    First Australia Prime Income
Australia                     Fund, Inc. (since 1986) and
                              First Australia Prime Income
                              Investment Company Limited
                              (since 1986); Director,
                              MaxiLink Ltd.; President,
                              State Superannuation Fund of
                              Victoria (1986-1993); Managing
                              Director, The MLC Limited
                              (insurance) (1984-1985);
                              Managing Director, Renison
                              Goldfields Consolidated Limited
                              (mining) 1983-1984); Member,
                              Administrative Appeals
                              Tribunal; Member, Corporations
                              and Securities Panel of the
                              Australian Securities Commission
                              of Australian States and
                              Territories; Chairman, Queen
                              Victoria Market; Director,
                              First Resources Development
                              Fund and Statewide Friendly
                              Society.

                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

Laurence S. Freedman*         President of the Fund (since    52     1992           -
Level 3                       1992); Sole Vice President and
190 George Street             Director (since 1985) and
Sydney, N.S.W. 2000           Chairman (since 1995), The
Australia                     First Australia Fund, Inc.;
                              Sole Vice President and Director
                              (since 1986) and Chairman (since
                              1995), The First Australia Prime
                              Income Fund, Inc.; Joint Managing
                              Director, First Australia Prime
                              Income Investment Company Limited
                              (since 1986); Founder and Joint
                              Managing Director, EquitiLink
                              Limited (since 1986); Joint
                              Managing Director, EquitiLink
                              Australia Limited (since 1981);
                              Director, EquitiLink International
                              Management Limited (since 1985);
                              Chairman and Joint Managing
                              Director, MaxiLink Limited (since
                              1987); Executive Director,
                              MaxiLink Securities Limited
                              (since 1987); Chairman and Director,
                              First Resources Development Fund
                              Limited (since 1994); Director,
                              Ten Group Limited (since 1994);
                              Director, Telecasters North
                              Queensland Limited since 1993);
                              Managing Director, Link Enterprises
                              (International) Pty. Limited
                              (an investment management company)
                              (since 1980); Manager of Investments,
                              Bankers Trust Australia Limited
                              (1978-1980); Investment Manager,
                              Consolidated Goldfields (Australia)
                              Limited (natural resources investments)

                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

David Manor*                  Treasurer and Director of the   55     1992           -
Level 3                       Fund and The First Australia
190 George Street             Prime Income Fund, Inc. (since
Sydney, N.S.W. 2000           1987); Treasurer of The First
Australia                     Australia Fund, Inc. (since
                              1987) and First Australia Prime
                              Income Investment Company Limited
                              (since 1987); Executive Director,
                              EquitiLink Australia Limited and
                              EquitiLink Limited (since 1986);
                              Director, EquitiLink International
                              Management Limited (since 1987)
                              and EquitiLink U.S.A., Inc.

E. Duff Scott+                Director, First Australia Prime  59    1992           -
Suite 400                     Income Investment Company
70 University Avenue          Limited (since 1989); President,
Toronto, Ontario M5J 2M4      Multibanc Financial
Canada                        Corporation and Multibanc NT
                              Financial Corporation (investment
                              holding companies) (since 1990);
                              Chairman, QLT Phototherapeutics
                              (biopharmaceuticals) (since 1991);
                              Chairman, Prudential-Bache
                              Securities Canada (investment
                              banking) (1988-1990); Chairman,
                              The Toronto Stock Exchange
                              (1987-1989); Chairman, Peoples
                              Jewelers Corporation (retail
                              jeweler) (1993-present).

                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

       Class II (Term Expiring at the Annual Meeting to be held in 1997)

Rt. Hon. Malcolm Fraser,      Director, The First Australia   65     1992           -
A.C., C.H.+                   Fund, Inc. (since 1985), The
55 Collins Street             First Australia Prime Income
Melbourne, Victoria 3000      Fund, Inc. (since 1986) and
Australia                     First Australia Prime Income
                              Investment Company Limited
                              (since 1986); Partner, Nareen
                              Pastoral Company (agriculture);
                              Fellow, Center for International
                              Affairs, Harvard University;
                              International Council of
                              ssociates, Claremont University;
                              Chairman, CARE Australia (since
                              1987); President, CARE
                              International (1990-1995);
                              Member, Byrnes International
                              Advisory Board, University of
                              South Carolina (1985-1990);
                              ANZ International Board of Advice
                              (1987-1993); InterAction Council
                              for Former Heads of Government;
                              Co-Chairman, Commonwealth Eminent
                              Persons Group on Southern Africa
                              (1985-1986); Chairman, United
                              Nations Committee on African
                              Commodity Problems (1989-1990);
                              Consultant, The Prudential Insurance
                              Company of America; International
                              Consultant on Political, Economic
                              and Strategic Affairs (since March
                              1983); Parliamentarian - Prime
                              Minister of Australia (1975-1983).


                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

William J. Potter+++          Director, The First Australia   47     1992           -
156 W. 56th Street            Fund, Inc. (since 1985), The
17th Floor                    First Australia Prime Income
New York, NY 10019            Fund, Inc. (since 1986) and
                              First Australia Prime Income
                              Investment Company Limited
                              (since 1986); Partner, Sphere
                              Capital Partners (corporate
                              consulting) (since 1989);
                              President, Ridgewood Partners,
                              Ltd. (investment banking)
                              (since 1989); Managing Director,
                              Prudential-Bache Securities Inc.
                              (1984-1989); Director, National
                              Foreign Trade Association;
                              Director, Alexandria Bancorp
                              Limited; Director, Battery
                              Technologies, Inc.; Director,
                              Compuflex Inc.; Director,
                              Impulsora del Fondo Mexico;
                              Director, Canadian Health
                              Foundation; First Vice President,
                              Barclays Bank, plc (1982-1984);
                              previously, various positions
                              with Toronto Dominion Bank.

Peter D. Sacks++              Director, The First Australi    50     1992           -
33 Yonge Street               Prime Income Fund, Inc. (since
Suite 706                     1993); President and Director,
Toronto, Ontario M5E 1G4      Toron Capital Markets, Inc.
Canada                        (currency, interest rate and
                              commodity risk management)
                              (since 1988); Director, Toron
                              Capital Management Ltd.
                              (commodity trading adviser)
                              (since 1994); Vice President
                              and Treasurer, Midland Bank
                              Canada (1987-1988); Vice President
                              and Treasurer, Chase Manhattan
                              Bank of Canada (1985-1987).

                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

Brian M. Sherman*             Sole Vice President (since      52     1992           -
Level 3                       1992) and Chairman (since
190 George Street             1995) of the Fund; President
Sydney, N.S.W. 2000           and Director, The First
Australia                     Australia Fund, Inc. (since
                              1985) and The First Australia
                              Prime Income Fund, Inc. (since
                              1986); Joint Managing Director
                              (since 1986) and Chairman
                              (since 1995), First Australia
                              Prime Income Investment
                              Company Limited; Chairman
                              and Joint Managing Director,
                              EquitiLink Limited (since
                              1986); Chairman and Joint
                              Managing Director, EquitiLink
                              Australia Limited (since 1981);
                              Director, EquitiLink
                              International Management
                              Limited (since 1985); Joint
                              Managing Director, MaxiLink
                              Limited (since 1987); Executive
                              Director, MaxiLink Securities
                              Limited (since 1987); Director,
                              First Resources Development
                              Fund Limited (since 1994);
                              Director, Ten Group Limited
                              (since 1994); Director,
                              Telecasters North Queensland
                              Limited (since 1993); Fund and
                              Portfolio Manager, Westpac
                              Banking Corporation
                              (1976-1981); Manager -
                              Investments, Outwich Limited
                              (an affiliate of Baring
                              Brothers & Co. Ltd.)
                              (merchant bank) (1972-1976).

                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

             CLASS III (Current Directors and Nominees for a Term Expiring
                       at the Annual Meeting to be held in 1998)

Sir Roden Cutler, V.C., A.K., Director, The First Australia   79     1992           -
K.C.M.G., K.C.V.O., C.B.E.,   Fund, Inc. (since 1985), The
K.St.J.                       First Australia Prime Income
22 Ginahgulla Road            Fund, Inc. (since 1986) and
Bellevue Hill, N.S.W. 2023    First Australia Prime Income
Australia                     Investment Company Limited
                              (since 1986); Australia
                              Director, Rothmans Holding
                              Ltd. (formerly Rothmans Pall
                              Mall) (tobacco) (1981-1994);
                              Chairman, State Bank of New
                              South Wales (1981-1986);
                              Governor of New South Wales,
                              Australia (1966-1981).


Michael Gleeson-White, A.O.*  Director, First Australia Prime 70     1992           -
9a Wellington Street          Income Investment Company
Woollahra, N.S.W. 2025        Limited (since 1986); Director,
Australia                     MaxiLink Limited (since 1987);
                              Consultant, EquitiLink Limited
                              (since 1990); Chairman, Bank
                              of Singapore (Australia) Limited
                              (1987-1990).


                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

John T. Sheehy++              Director, The First Australia   53     1992           -
6920 Koll Center Parkway      Fund, Inc. (since 1985), The
Suite 225                     First Australia Prime Income
Pleasanton, CA 94566          Fund, Inc. (since 1986) and
                              First Australia Prime Income
                              Investment Company Limited
                              (since 1986); Director, Greater
                              Pacific Food Holdings, Inc.
                              (food industry investment
                              company) (since 1993); Partner,
                              Sphere Capital Partners
                              (corporate consulting) (since
                              1987); Director, Sphere Capital
                              Advisors (investment adviser);
                              Director, Sandy Corporation
                              (corporate consulting,
                              communication and training)
                              (since 1986); Associate Director,
                              Bear, Stearns & Co. Inc.
                              (1985-1987); previously, Limited
                              Partner, Bear, Stearns & Co. Inc.

Warren C. Smith               Director, First Australia Prime 40     1992           -
1002 Sherbrooke St. West      Income Investment Company
Montreal, Quebec H3A 3L6      Limited; Editor, BCA
Canada                        Publications Ltd. (financial
                              publications, including The
                              Bank Credit Analyst) (since
                              1982).


-----------

   * Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Messrs. Freedman, Sherman, Manor and Gleeson-White are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

   +  Messrs. Fraser, Potter and Scott are members of the Audit Committee.

  ++ Messrs. Elsum, Potter, Sacks and Sheehy are members of the Contract Review Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. No shares of the Fund's common stock or preferred stock are owned by the Directors.

      Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

      The Board of Directors recommends that holders of common stock vote FOR the election of the four Class I nominees to the Fund's Board of Directors.

                 PROPOSAL 2:  ELECTION OF PREFERRED DIRECTORS

      The Fund has outstanding 600 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30,000,000.

      Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. Dr. Anton E. Schrafl and Roger C. Maddock have been re-nominated to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") and to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1997. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

      It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

      The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.

                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

Dr. Anton E. Schrafl         Director, First Australia Prime  63     1993         -
Talstrasse 83                Income Investment Company
CH-8001 Zurich               Limited; Deputy Chairman,
Switzerland                  "Holderbank" Financiere
                             Glaris Ltd.; Director,
                             Organogenesis, Inc.


                                                                               Shares of
                                                                             Common Stock
                                                                              Beneficially
                              Present Office With the Fund,                   Owned and % of
      Name and Address         Principal Occupation or             Director   Total Outstanding
of Each Director or Nominee   Employment and Directorships    Age    Since    on 10/31/95(1)
---------------------------   ----------------------------    ---    -----    --------------

Roger C. Maddock**           Director, The First Australia    45     1992         -
Union House                  Fund, Inc. (since 1992) and The
Union Street                 First Australia Prime Income
St. Helier, Jersey           Fund, Inc. (since 1992); Chairman
Channel Islands              and Managing Director,
United Kingdom               EquitiLink International
                             Management Limited (since 1985);
                             Partner, Jackson Fox, Chartered
                             Accountants (since 1981);
                             Director, Worthy Trust Company
                             Limited (since 1981); Director,
                             Professional Consultancy Services
                             Limited (since 1983); Director,
                             Hollywell Spring, Limited
                             (since 1987); Director, The
                             EquitiLink Private Gold Investment
                             Fund Limited (since 1992);
                             Director, CentraLink-EquitiLink
                             Investment Company Limited
                             (since September 1994).



-----------

   ** Director considered by the Fund and its counsel to be an "interested person" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Maddock is deemed to be an interested person because of his affiliation with the Fund's investment manager.

(1) As of October 31, 1995, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

      Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

      The Board of Directors recommends that the holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

           PROPOSAL 3:  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1996. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

      Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by such firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

      Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

      The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1996.

      PROPOSAL 4:  AMENDMENT OF THE FUND'S CHARTER DOCUMENTS TO DECREASE
            THE LIQUIDATION VALUE OF THE FUND'S SHARES OF PREFERRED
              STOCK, SERIES W-7, IN ORDER TO EFFECT A STOCK SPLIT

      The Fund's Board of Directors has determined that it would be in the Fund's best interest to amend the Fund's charter documents to reduce the liquidation value of each share of preferred stock, Series W-7, from $50,000 to $25,000 in order to effect a two for one stock split. If the proposal is approved, it is the intention of the Board of Directors to declare a split of each share of the Fund's Series W-7 preferred stock, liquidation value $50,000 per share into two shares of Series W-7 preferred stock, liquidation value $25,000 per share.

      The Fund's Board of Directors has proposed this reduction in liquidation value and accompanying stock split in order to increase the potential universe of preferred stock investors, and to give these investors greater flexibility to tailor the size of their investment. If an increased number of potential investors is bidding at the auctions at which the dividend rate paid by the Fund with respect to the preferred stock is determined, the dividend rates paid by the Fund to the preferred stockholders may be lower than they would be if a smaller pool of investors is bidding at the auctions.

      If the proposed stock split is effected, the Fund's common stockholders should not be affected, except to the extent that the Fund may benefit from a reduction in the dividends paid with respect to its preferred stock. Preferred stockholders would have the option of investing in increments of $25,000, rather than $50,000 and thus would have greater flexibility and liquidity with respect to their investment.

      The proposed modifications to the Fund's charter documents are attached hereto as Appendix A.

      The Board of Directors recommends that shareholders vote FOR the amendment to the Fund's charter documents as described above and as set forth in Appendix A to decrease the liquidation value of the Fund's preferred stock, series W-7, in order to effect a stock split.

                          PROPOSAL 5:  OTHER MATTERS

      The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.


             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

 Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Investment Adviser Agreement, the Trading and Consulting Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

      During the Fund's fiscal year ended October 31, 1995, the Board of Directors held four meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the total number of the meetings of the Board of Directors and all the Committees of the Board on which he served, except Dr. Schrafl, who attended two of the four meetings of the Board of Directors.

 Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exceptions of Mr. Sechos and Ms. Sananikone-Fletcher, all of whom have served the Fund since its inception, are as follows: Laurence S. Freedman (age 52), President; Brian M. Sherman (age
52), Sole Vice President; David Manor (age 55), Treasurer; David R. Andrews (age
43), Chief Economic Analyst; Ouma Sananikone-Fletcher (37), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (34), Assistant Treasurer; Roy M. Randall (age 59), Secretary; Allan S. Mostoff (age 63), Assistant Secretary; and Margaret A. Bancroft (age 57), Assistant Secretary.

      The respective principal occupations of the Fund's officers are as follows: Messrs. Freedman, Sherman and Manor shown above in the table of nominees and Directors under "Proposal 1: Election of Class I Directors"; David
R. Andrews, Director and Group Economist, EquitiLink Australia Limited (since
1989); General Manager, Research, Monitor Money Corporation (investment management) (June 1988-September 1989); Economist, Westpac Banking Corporation (banking) (September 1985 to June 1988); Barry G. Sechos, General Counsel to the EquitiLink Group (since 1993) and Soliciter, Allen, Allen & Hemsley (1986-1993); Roy M. Randall, Partner of Freehill, Hollingdale & Page (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

 Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 20, 1992 and an investment advisory agreement dated February 20, 1992.

      The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at 44 Pitt Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

      Messrs. Freedman, Manor and Sherman, all Directors of the Fund, serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Mr. Gleeson-White, a director of the Fund and a Consultant to Equitilink Limited, and Mr. Manor are shareholders of the Investment Manager.

      Messrs. Freedman, Manor and Sherman also serve as, respectively, joint managing director, executive director, and joint managing director and chairman of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of Equitilink Limited; Messrs. Gleeson-White, Maddock and Manor are also shareholders of EquitiLink Limited.

      In a transaction effected on March 10, 1995, Transek Trust sold 13,689,944 shares of EquitiLink Limited to Transek Pty Limited, a wholly-owned subsidiary of the Investment Manager, at a price of $0.69 per share, as determined by an independent valuation, which price was paid in three installments. Messrs. Freedman and Sherman are the principal beneficiaries of Transek Trust, and as mentioned above, are also the principal shareholders of the Investment Manager, the parent of Transek Pty Limited.

      During the fiscal year ended October 31, 1995, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and principal shareholder of Professional Consultancy Services Limited.

 Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1995. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                              Compensation Table
                          Fiscal Year Ended 10/31/95

                                                                                   Total
                                                  Pension or      Estimated     Compensation
                                 Aggregate        Retirement        Annual     From Registrant
                                Compensation   Benefits Accrued   Benefits       and Fund
                                    From       As Part of Fund      Upon       Complex Paid to
Name of Person, Position         Registrant        Expenses       Retirement      Directors
------------------------         ----------        --------       ----------      ---------

Sir Roden Cutler...............    $                 N/A              N/A     $           (3)
David Lindsay Elsum............                      N/A              N/A                 (3)
Laurence S. Freedman...........                      N/A              N/A                 (3)
Rt. Hon. Malcolm Fraser........                      N/A              N/A                 (3)
Michael Gleeson-White..........                      N/A              N/A                 (1)
David Manor....................                      N/A              N/A                 (2)
William J. Potter..............                      N/A              N/A                 (3)
Peter D. Sacks.................                      N/A              N/A                 (2)
E. Duff Scott..................                      N/A              N/A                 (1)
John T. Sheehy.................                      N/A              N/A                 (3)
Brian M. Sherman...............                      N/A              N/A                 (3)
Warren C. Smith................                      N/A              N/A                 (1)
Preferred Directors:
Roger C. Maddock...............                      N/A              N/A                 (3)
Dr. Anton E. Schrafl...........                      N/A              N/A                 (1)


-----------


                            ADDITIONAL INFORMATION

 Expenses. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Tritech Services ("Tritech") may be retained to assist in the solicitation of proxies. If retained, Tritech will be paid approximately $_______ by the Fund and the Fund will reimburse Tritech for its related expenses.

 Voting Required. The presence in person or by the proxy of shareholders entitled to cast a majority of the votes entitled to be cast is required to constitute a quorum for the transaction of business at the Meeting. Election of Class I Directors of the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the holders of the outstanding common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented at the Meeting. Ratification of the selection of the independent public accountants (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7 (Proposal 4), will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock, voting together as a single class. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

 Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1997 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September _______, 1996.

                                    By Order of the Board of Directors,
                                    Roy M. Randall, Secretary

800 Scudders Mill Road
Plainsboro, New Jersey 08536
January 10, 1996

COMMON STOCK

                 PROXY THE FIRST COMMONWEALTH FUND, INC. PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders - March 14, 1995

      The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, 28th Floor, One Seaport Plaza, New York, New York, on March 14, 1996, at 1:00 p.m., New York City time, and any adjournment thereof.

      Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3) and (4).

1. The election of four directors to serve as Class III Directors for a three-year term:

     FOR all nominees listed below                WITHHOLD AUTHORITY
     (except as marked to the contrary            to vote for all nominees
     below) /_/                                   listed below /_/

     Nominees:  David Lindsay Elsum, Laurence S. Freedman, David Manor and
                E. Duff Scott.

     (INSTRUCTION:    To withhold authority to vote for any individual nominee,
                      write the nominee's name on the space provided below.)

           -------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

      |_|  FOR |_|  AGAINST |_|  ABSTAIN

4. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7, in order to effect a stock split.

      |_|  FOR |_|  AGAINST |_|  ABSTAIN

5. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.


                                          Please sign exactly as your name or
                                          names appear hereon. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give your
                                          full title or status.

                                          -------------------------------------
                                            (Signature of Shareholder)

                                          -------------------------------------
                                            (Signature of Joint Tenant, if any)

                                          Date      , 1996

           PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                            NO POSTAGE IS REQUIRED

AUCTION MARKET PREFERRED
STOCK, SERIES W-7

               PROXY THE FIRST AUSTRALIA PRIME INCOME FUND, INC. PROXY
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   Annual Meeting of Shareholders - March 14, 1996

      The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series W-7 of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated 28th Floor, One Seaport Plaza, New York, New York, on March 14, 1996, at
1:00 p.m., New York City time, and any adjournment thereof.

      Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (2), (3) and (4).

2. The election of two Directors to represent the interests of Preferred Stock for the ensuing year:

     FOR all nominees listed below             WITHHOLD AUTHORITY
     (except as marked to the                  to vote for all nominees listed
     contrary below /_/                        below /_/

     Nominees:  Roger C. Maddock and Dr. Anton E. Schrafl.
     (INSTRUCTION:    To withhold authority to vote for any individual nominee,
                      write the nominee's name on the space provided below.)

           ------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

      |_|  FOR |_|  AGAINST |_|  ABSTAIN

4. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7, in order to effect a stock split.

      |_|  FOR |_|  AGAINST |_|  ABSTAIN

5. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.


                                          Please sign exactly as your name or
                                          names appear hereon. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give your
                                          full title or status.


                                          ____________________________________
                                            (Signature of Shareholder)


                                          ____________________________________
                                           (Signature of Joint Tenant, if any)

                                          Date _____, 1996

              PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                               NO POSTAGE IS REQUIRED